Business combinations	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Business combinations
10.	Business combinations
Acquisition for the year ended December 31, 2019
On January 4, 2019, PagSeguro Group acquired 100% of the share capital and obtained control of BBN Banco de Negócios S.A (renamed BancoSeguro S.A. in February 2019). Total consideration paid in cash amounted to R$59,765 and the total net assets acquired at fair value amounted to R$44,549, which included a separately identified intangible asset with a fair value of R$2,605, presenting the license to operate the banking business.
On August 9, 2019, PagSeguro Group acquired 100% of the share capital and obtained control of YAMÍ. Purchase price amounted to R$3,000 and the total net liabilities acquired at fair value amounted to R$310, resulting in the recognition of goodwill of R$3,310. The consideration paid in cash amounted to R$1,350 and the remaining will be paid in installments.
These acquisitions are in accordance with PagSeguro Group’s business strategies, ramping up investments on new technologies, products and services for our digital ecosystem.
The goodwill recognized is primarily attributed to the expected synergies and other benefits from combining the assets and activities of BancoSeguro and YAMÍ with those of PagSeguro Group as well as generate more usage and engagement from PagSeguro clients.
The purchase price allocation of these acquisitions was as follows:

Fair value of assets and liabilities acquired
The assets and liabilities arising from the acquisition
Cash and cash equivalents	44,568
Liquid working capital,
Assets acquired	107
Liabilities assumed	(436)
Intangible assets	2,605

Fair value of net assets	46,844

Goodwill	15,925

Purchase cost	62,769

Consideration for the purchase settled in cash	61,115

Cash and cash equivalents at the subsidiary acquired	(44,568)

Amount paid on acquisitions less cash and cash equivalents acquired	16,547

Acquisition for the year ended December
 31, 2018
On December 5, 2018, PagSeguro Brazil acquired 100.0% of the share capital and obtained the control of TILIX. The total consideration for the purchase was R$19,610, of which R$3,810 was settled in cash and R$15,800 in variable installments, subject to the attainment of specific targets in 2020 (R$4,100) and 2021 (R$11,700), established in the acquisition agreement. The fair value of the assets acquired, and the liabilities assumed on the acquisition date, are substantially similar to their book value. Based on current management expectations, this performance goal will be achieved. The purchase price allocation was concluded and resulted in the allocation of R$1,641 to intangible assets (software).
The goodwill of R$17,534 arising from the acquisition is attributable to the future profitability of the business in synergy with the products offered by the PagSeguro Group. The fair values of the identifiable assets and liabilities of TILIX were:

Fair value of assets and liabilities acquired
The assets and liabilities arising from the acquisition
Cash and cash equivalents	1,996
Liquid working capital
Assets acquired	130
Liabilities assumed	(3,975)
Property, plant and equipment and intangible assets	3,925

Value of net assets	2,076

Goodwill	17,534

Purchase cost	19,610

Consideration for the purchase settled in cash	3,810

Cash and cash equivalents at the subsidiary acquired	(1,996)

Amount paid on acquisitions less cash and cash equivalents acquired	1,814